UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 14, 2003

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20618	65-0328006

(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Offices) (Zip Code)

(561) 994-6015
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

SIGNATURES
UNITED STATES PRESS RELEASE
NEW ZEALAND PRESS RELEASE
PRESENTATION TO PRESS IN NEW ZEALAND

Item 5. Other Events

     On May 14, 2003, RailAmerica, Inc. (NYSE: RRA) announced that its wholly-owned subsidiary Rail New Zealand intends to commence a tender offer for 100% of the equity securities of Tranz Rail Holdings Limited (NZSE: TRH.NZ).

     Reference is made to the press release provided in the United States as Exhibit 99.1, the press release provided in New Zealand as Exhibit 99.2, and the presentation to the press in New Zealand as Exhibit 99.3 hereto. The information set forth in these Exhibits is hereby incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	United States Press Release, dated May 14, 2003, issued by RailAmerica, Inc. announcing filing notice of cash tender offer to acquire Tranz Rail Holdings Limited.
99.2	New Zealand Press Release, dated May 15, 2003, New Zealand time, issued by RailAmerica, Inc. announcing filing notice of cash takeover offer to acquire Tranz Rail Holdings Limited.
99.3	Presentation to Press in New Zealand on May 15, 2003, New Zealand time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC

Date: May 15, 2003	By:	/s/ Michael J. Howe

Name: Michael J. Howe Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)